Exhibit 99.1

PROFICIENT AUTO LOGISTICS announces PARTICIPATION in Stifel Transportation & Logistics Conference

sets date to report Preliminary Fourth Quarter 2024 financial results

JACKSONVILLE, FLORIDA – January 30, 2025 — Proficient Auto Logistics, Inc. (NASDAQ: PAL) (the “Company”) today announced that Rick O’Dell, Chairman and Chief Executive Officer, Amy Rice, President and Chief Operating Officer, and Brad Wright, Chief Financial Officer will attend the Stifel Financial Corp. Transportation & Logistics Conference on February 12, 2025. During this conference, Messrs. O’Dell and Wright and Ms. Rice expect to participate in a series of meetings with members of the investment community. The materials used during the meetings will be posted to the Company’s website that day at proficientautologistics.com under “Investor Relations - Investor Presentations.”

On January 30, 2025, the Company also announced that it will issue its preliminary unaudited operating and financial results for the three months ended December 31, 2024 on Tuesday, February 11, 2025 at approximately 4:30 p.m. EST. The release will be followed by an investor conference call at 5:00 p.m. EST to discuss the results. The unaudited results discussed will be preliminary and subject to the completion of accounting and annual audit procedures and are therefore subject to adjustment.

Conference Call

The Company will host an investor conference call at 5:00 p.m. EST on Tuesday, February 11, 2025, to discuss its preliminary unaudited operating and financial results for the three months ended December 31, 2024. Investors are invited to join the conference call by registering through this link: https://register.vevent.com/register/BI401249a1b8524313bd9edbde5b076637; once registered, you will receive a dial-in and a unique pin to join the conference. You may also join the listen-only Webcast at: https://edge.media-server.com/mmc/p/kjwa67bo.

About Proficient Auto Logistics

We are a leading specialized freight company focused on providing auto transportation and logistics services. Through the combination of six industry-leading operating companies in 2024, we operate one of the largest auto transportation fleets in North America. We offer a broad range of auto transportation and logistics services, primarily focused on transporting finished vehicles from automotive production facilities, marine ports of entry, or regional rail yards to auto dealerships around the country.

Investor Relations:

Brad Wright

Chief Financial Officer and Secretary

Phone: 904-506-4317

email: Investor.relations@proficientautologistics.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Registration Statement on Form S-1 (333-278629) (the “Registration Statement”), and elsewhere in the Registration Statement. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Forward-looking statements contained in this press release include, but are not limited to, the Company’s expectation regarding its fourth quarter and fiscal year 2024 operating and financial results and the economic conditions in the markets in which the Company operates.

The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.